RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2022
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

20.      RELATED PARTY TRANSACTIONS

PAT. In May 2022, the Company entered into a Sublicense Agreement (the “Sublicense Agreement”) with PAT, a company established under the laws of China, pursuant to which the Company granted PAT an exclusive (subject to the commercialization and co-marketing rights), perpetual, worldwide license, with the right to freely grant further sublicenses subject to terms and conditions in the Sublicense Agreement, for the investigational anti-CD38 monoclonal antibody TSK011010 licensed and controlled by the Company from Black Belt Therapeutics Limited, in the treatment, prevention and diagnosis of autoimmune diseases, conditions and disorders in humans. Pursuant to the Sublicense Agreement, PAT will make an upfront payment of $10,000,000 equivalent in two equal instalments upon completion of its first and second financing, respectively, plus potential future payments of development and sales milestones and royalties to the Company.

Also in May 2022, CASI China entered into an agreement for the investment in PAT in the amount of RMB 20.0 million (approximately $3.0 million) in cash during PAT’s first equity financing. According to the agreement, CASI China assumes profit or loss of PAT from the date when agreement was signed amounted of $0.8 million (see Note 5).

Juventas. On July 1, 2019 the Company entered into a one-year equipment lease with Juventas, which is classified as an operating lease. Transactions with Juventas are considered to be related party transactions as the Company’s Chairman and CEO was the chairman and one of the founding shareholders of Juventas. The lease was renewed for another year in July 2020 and in June 2021. During the years ended December 31, 2022, 2021 and 2020, the Company recognized lease income of $60,000, $148,000 and $140,000, respectively. In June 2022, the Company and Juventas entered into a lab equipment transfer contract, pursuant to which the previous leasing agreement was terminated and the Company transferred the equipment to Juventas. Total consideration for the transfer was RMB 900,000 ($138,000) in cash.

BioCheck.  In June 2019, the Company entered into a one-year agreement primarily for the sublease of certain office and lab space with BioCheck Inc. (“BioCheck”) in the amount of $60,000 ($5,000 a month), which is classified as an operating lease. Transactions with BioCheck are considered to be related party transactions because Dr. Wei-Wu He, the Company’s Chairman  and CEO is also the Chairman of BioCheck. Because the Company required additional office space, in January 2020, the agreement was amended for annualized rents in the amount of $144,000 ($12,000 a month) with a stipulation that the new rent was retroactive to October 1, 2019. The lease expired on June 9, 2021 and was not renewed. During the years ended December 31, 2021 and 2020, the Company recognized rent expense of $60,000 and $144,000, respectively.

March 2021 Underwritten Public Offering Transactions.  On March 24, 2021, the Company closed an underwritten public offering of 15,853,658 shares of the Company’s common stock (not adjusted to reflect the Reverse Stock Split, the “Offering”) at a price to the public of $2.05 per share. The gross proceeds to CASI from the Offering were $32.5 million before deducting the underwriting discounts and commissions and offering expenses payable by CASI.

ETP BioHealth III Fund LP (“ETP BioHealth”), in which CASI's Chairman and CEO is the founder and managing partner of ETP BioHealth’s general partner (Emerging Technology Partners, LLC (“ETP”)), purchased shares of common stock in the Offering at the public offering price and on the same terms as the other purchasers in the Offering. ETP BioHealth purchased 3,000,000 shares (not adjusted to reflect the Reverse Stock Split) at the public offering price of $2.05 per share for a total of $6.15 million.